UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2004

BURLINGTON RESOURCES INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9971	911413284

(State or other Jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

717 Texas Avenue, Suite 2100, Houston, Texas	77002

(Address of principal executive offices)	(Zip Code)

713-624-9500

Registrant’s telephone number, including area code

Item 9. Regulation FD Disclosure and Item. 12 Results of Operations and Financial Condition.
SIGNATURE
EXHIBIT INDEX
Press Release dated July 21, 2004

Item 9. Regulation FD Disclosure and Item. 12 Results of Operations and Financial Condition.

On July 21, 2004, Burlington Resources Inc. issued a press release announcing its earnings for the second quarter of fiscal year 2004. The information set forth in the release under the heading “Outlook” shall be deemed furnished pursuant to Item 9. Information set forth in the release other than that deemed furnished pursuant to Item 9, as described above, shall be deemed furnished pursuant to Item 12. A copy of the news release is furnished herewith as Exhibit 99.1.

The information furnished under Item 9 and 12 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURLINGTON RESOURCES INC.
Date: July 22, 2004	By:	/s/ FREDERICK J. PLAEGER
		Name:	Frederick J. Plaeger
		Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Burlington Resources Inc. dated July 21, 2004